Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2019
Supplemental Cash Flow Elements [Abstract]
Supplemental Cash Flow Information
Supplemental Cash Flow Information

a)	The following is a tabular reconciliation of the Partnership's cash, cash equivalents and restricted cash balances for the periods presented in the Partnership's consolidated statements of cash flows:

	December 31, 2019 $	December 31, 2018 $	December 31, 2017 $	December 31, 2016 $
Cash and cash equivalents	160,221	149,014	244,241	126,146
Restricted cash – current	53,689	38,329	22,326	10,145
Restricted cash – long-term	39,381	35,521	72,868	106,882
Total	253,291	222,864	339,435	243,173

The Partnership maintains restricted cash deposits relating to certain term loans, collateral for cross currency swaps (see Note 13), project tenders and amounts received from charterers to be used only for dry-docking expenditures and emergency repairs.

b)	The changes in operating assets and liabilities for years ended December 31, 2019, 2018 and 2017 are as follows:

	Year Ended December 31, 2019 $	Year Ended December 31, 2018 $	Year Ended December 31, 2017 $
Accounts receivable	6,184	3,542	1,620
Prepaid expenses and other current assets	3,348	(3,843)	(2,815)
Accounts payable	1,264	274	(2,053)
Accrued liabilities and other long-term liabilities	(252)	13,958	2,449
Unearned revenue and long-term unearned revenue	(197)	4,234	(1,456)
Advances to and from affiliates	(6,007)	2,183	(913)
Other operating assets and liabilities	(1,122)	(1,130)	772
Total	3,218	19,218	(2,396)

c)
Cash interest paid (including realized losses on interest rate swaps) on long-term debt, advances from affiliates and obligations related to finance leases, net of amounts capitalized, during the years ended December 31, 2019, 2018 and 2017 totaled $193.3 million, $167.8 million and $122.7 million, respectively.

d)	During the years ended December 31, 2019, 2018 and 2017, cash paid for corporate income taxes was $3.7 million, $6.0 million and $2.9 million, respectively.

e)
During the year ended December 31, 2017, the Partnership acquired for $13.2 million a 100% ownership interest in Skaugen Gulf Petchem Carriers B.S.C.(c) (or the Skaugen LPG Joint Venture), which owned the LPG carrier Norgas Sonoma, from I.M. Skaugen SE (or Skaugen) (35%), The Oil & Gas Holding Company B.S.C.(c) (35%) and Suffun Bahrain W.L.L. (30%). The Partnership applied $4.6 million of the outstanding hire owed by Skaugen to the Partnership as a portion of the purchase price to acquire the Skaugen LPG Joint Venture, which was treated as a non-cash transaction in the Partnership’s consolidated statements of cash flows.

f)
The associated sales of the Toledo Spirit and Teide Spirit by its owner during the years ended December 31, 2019 and 2018, respectively, resulted in the vessels being returned to their owner with the obligations related to finance lease being concurrently extinguished. As a result, the sales of the vessels and the concurrent extinguishments of the corresponding obligations related to finance lease of $23.6 million and $23.1 million for the years ended December 31, 2019 and 2018 respectively, were treated as non-cash transactions in the Partnership's consolidated statements of cash flows.

g)
As at December 31, 2018, the Partnership had advanced $79.1 million to the Bahrain LNG Joint Venture and these advances were repayable on November 14, 2019. On the repayment date, the Partnership agreed to convert $7.9 million of advances into equity and agreed to convert the remaining advances of $71.2 million into a subordinated loan at an interest rate of 6% with no fixed repayment terms. Both of these transactions were treated as non-cash transactions in the Partnership's consolidated statements of cash flows for the year ended December 31, 2019.